UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fanger Promotion to President

On July 11, 2025, the Board of Directors (the “Board”) of Full House Resorts, Inc. (the “Company”) promoted Lewis A. Fanger to the position of President of the Company in addition to Mr. Fanger’s current role as Chief Financial Officer and Treasurer.  Mr. Fanger is also a member of the Board.  Daniel R. Lee, who had previously served as President, will continue to serve as the Company’s Chief Executive Officer and as a member of the Board.

Mr. Fanger, age 48, has served as the Company’s Senior Vice President, Chief Financial Officer and Treasurer since January 30, 2015. Prior to joining the Company, Mr. Fanger served from June 2013 through February 2015 as a Vice President of Wynn Resorts, Limited, a leading owner and operator of resort casinos and a member of the S&P 500 index. At Wynn Resorts, Mr. Fanger oversaw the investor relations functions for both its Nasdaq and Hong Kong Stock Exchange-listed stocks and assisted with the company’s development efforts, including in Asia. From August 2011 to June 2013, Mr. Fanger was Senior Vice President and Chief Financial Officer of Creative Casinos, LLC, the original developer of the Golden Nugget resort casino in Lake Charles, Louisiana. Mr. Fanger also served from July 2003 to August 2011 at Pinnacle Entertainment, Inc. in various capacities, including as Vice President of Finance, where he oversaw the treasury and investor relations functions of the company. Prior to that, Mr. Fanger worked as an equity research associate in the gaming group at Bear, Stearns & Co. in New York. Mr. Fanger earned a bachelor’s degree in industrial engineering and a master’s degree in business administration, both from Stanford University.

The terms of Mr. Fanger’s employment with the Company regarding his new position are set forth below. There are no arrangements or understandings between Mr. Fanger and any other persons pursuant to which he was appointed as President of the Company. There are also no family relationships between Mr. Fanger and any director or executive officer of the Company, and Mr. Fanger has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 15, 2025, the Company issued a press release announcing Mr. Fanger’s promotion to President, Chief Financial Officer and Treasurer.  A copy of the press release is attached hereto as Exhibit 99.1.

Fanger Employment Agreement

On July 11, 2025, the Company entered into a new employment agreement (the “Fanger Employment Agreement”) with Mr. Fanger in connection with his promotion to President, Chief Financial Officer and Treasurer.  Subject to the Board’s fiduciary duties, the Company agreed to cause Mr. Fanger to be nominated to stand for election to the Board at any meeting of the stockholders of the Company during which any such election is held during the term of the Fanger Employment Agreement. Mr. Fanger will not receive any additional compensation for his service as a member of the Board. In the event Mr. Fanger is no longer employed by the Company for any reason, Mr. Fanger agreed to resign from the Board effective as of the last day of his employment.

In connection with his promotion and the execution of the Fanger Employment Agreement, Mr. Fanger was granted the following shares of restricted stock under the Company’s 2025 Equity Incentive Plan, as amended from time to time (the “2025 Plan”): (i) 10,371 shares of restricted stock that will vest in three equal annual amounts on July 11, 2026, 2027 and 2028, and (ii) 10,371 shares of restricted stock that will vest in three equal annual amounts on July 11, 2026, 2027 and 2028, subject to the achievement of certain performance-based criteria in 2025, 2026 and 2027, including annual growth rates of EBITDA and free cash flow per share.

The Fanger Employment Agreement supersedes his employment agreement dated May 19, 2022 and includes the following terms:

●	Term. The term of the Fanger Employment Agreement commenced July 11, 2025 and continues until July 11, 2028.
●	Salary. Mr. Fanger will receive a base salary at an annual rate of $500,000. The Company will also pay Mr. Fanger a one-time lump sum payment of the incremental difference between Mr. Fanger’s salary at the time of entering into the Fanger Employment Agreement and his new salary, pro-rated for the period of time between the expiration of his prior employment agreement on May 19, 2025 and the effective date of the Fanger Employment Agreement.
●	Bonus. Mr. Fanger will be eligible to earn cash bonuses during the term, including Specific Milestone Bonuses and Annual Bonuses, as provided below:
o	Specific Milestone Bonus. Mr. Fanger will be eligible to receive a Specific Milestone Bonus of $200,000 if the Company successfully refinances the Company’s principal debt prior to March 30, 2027.
o	Annual Bonus. Mr. Fanger is eligible to receive an annual bonus consisting of a Quantitative Bonus and a Qualitative Bonus each year; provided, that in no event shall Mr. Fanger’s cumulative annual bonus exceed 150% of his base salary for the applicable calendar year.
■	The Quantitative Bonus is targeted at 75% of Mr. Fanger’s base salary for the applicable calendar year based upon the Company’s achievement of Adjusted EBITDA targets set by the Compensation Committee of the Board (the “Committee”). Mr. Fanger shall be eligible to receive a Quantitative Bonus in excess of the Target Bonus of up to 150% of his base salary if actual performance exceeds 100% of the Ceiling EBITDA, and a Quantitative Bonus below the Target Bonus may be payable if actual performance at least equals a minimum threshold established by the Committee. The Committee shall establish a threshold Adjusted EBITDA, a target Adjusted EBITDA and a ceiling Adjusted EBITDA for the Company’s performance in each year. For calendar 2025, the target Adjusted EBITDA shall be $65 million, the threshold Adjusted EBITDA shall be $50 million, and the ceiling Adjusted EBITDA shall be $80 million. If Adjusted EBITDA is between the threshold Adjusted EBITDA and the target Adjusted EBITDA, the Quantitative Bonus shall be a straight-line extrapolation between the threshold Adjusted EBITDA and the target Adjusted EBITDA based on actual Adjusted EBITDA. Similarly, if Adjusted EBITDA is between the target Adjusted EBITDA and the ceiling Adjusted EBITDA, the Quantitative Bonus shall be a straight-line extrapolation between the target Adjusted EBITDA and the ceiling Adjusted EBITDA based on actual Adjusted EBITDA.
■	The Qualitative Bonus is an amount equal to up to 30% of Mr. Fanger’s base salary for the applicable year upon his achievement of certain individual target performance goals set by the Committee each year.
●	Long-term Incentives. Each year within thirty days after the conclusion of the Company’s annual stockholders meeting, the Company will issue long-term incentives under the 2025 Plan to Mr. Fanger, consisting of a mix of stock options and restricted stock grants. The annual long-term incentive grant shall equal 125% of Mr. Fanger’s base salary then in effect (including, in the case of options, as determined by a Black-Scholes valuation). The Committee retains discretion to adjust the mix of stock options and restricted stock grants. When issuing long-term incentives for the 2025 calendar year, the Committee may take the grants issued in 2025 under Mr. Fanger’s prior employment agreement into consideration.
●	Severance. If the Company terminates Mr. Fanger’s employment without Cause, or Mr. Fanger terminates his employment for Good Reason, then following his termination date, he shall be entitled to receive (a) cash severance in an amount equal to one-year’s base salary plus his target bonus; and (b) continued health, life and disability insurance coverage for the period set forth therein. Mr. Fanger will also be entitled to any unpaid bonus amounts earned in the calendar year preceding the year of termination.

●	Change in Control. If the Company terminates Mr. Fanger’s employment without Cause, or Mr. Fanger terminates his employment for Good Reason, six months prior to or one year subsequent to a Change in Control, then following his termination date, he shall be entitled to receive (a) cash severance in an amount equal to one and one-half year’s base salary plus 1.5 times the higher of (i) the most recent annual bonus received, (ii) the average bonus received over the prior three years, and (iii) his target bonus; (b) any unpaid bonus amounts earned in the calendar year preceding the year of termination; (c) continued health, life and disability insurance coverage for the period set forth therein; and (d) each outstanding, unvested stock option or restricted stock grant held by Mr. Fanger will vest and become exercisable in full, subject to the conditions of the Fanger Employment Agreement.

The foregoing description of the Fanger Employment Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Guidroz Employment Agreement

On July 11, 2025, the Company entered into a new employment agreement (the “Guidroz Employment Agreement”) with Elaine L. Guidroz pursuant to which Ms. Guidroz will continue to serve as the Company’s Senior Vice President, General Counsel and Secretary.  In connection with the execution of the Guidroz Employment Agreement, Ms. Guidroz was granted the following shares of restricted stock under the 2025 Plan: (i) 6,222 shares of restricted stock that will vest in three equal annual amounts on July 11, 2026, 2027 and 2028, and (ii) 6,222 shares of restricted stock that will vest in three equal annual amounts on July 11, 2026, 2027 and 2028, subject to the achievement of certain performance-based criteria in 2025, 2026 and 2027, including annual growth rates of EBITDA and free cash flow per share.

The Guidroz Employment Agreement supersedes her employment agreement dated February 4, 2022 and includes the following terms:

●	Term. The term of the Guidroz Employment Agreement commenced July 11, 2025 and continues until July 11, 2028.
●	Salary. Ms. Guidroz will receive a base salary at an annual rate of $350,000. The Company will also pay Ms. Guidroz a one-time lump sum payment of the incremental difference between Ms. Guidroz’s salary at the time of entering into the Guidroz Employment Agreement and her new salary, pro-rated for the period of time between the expiration of her prior employment agreement on February 4, 2025 and the effective date of the Guidroz Employment Agreement.
●	Bonus. Ms. Guidroz will be eligible to earn cash bonuses during the term, including Specific Milestone Bonuses and Annual Bonuses, as provided below:
o	Specific Milestone Bonus. Ms. Guidroz will be eligible to receive a Specific Milestone Bonus of $100,000 if the Company successfully refinances the Company’s principal debt prior to March 30, 2027.
o	Annual Bonus. Ms. Guidroz is eligible to receive an annual bonus consisting of a Quantitative Bonus and a Qualitative Bonus each year; provided, that in no event shall Ms. Guidroz’s cumulative annual bonus exceed 100% of her base salary for the applicable calendar year.

■	The Quantitative Bonus is targeted at 75% of Ms. Guidroz’s base salary for the applicable calendar year based upon the Company’s achievement of Adjusted EBITDA targets set by the Committee. Ms. Guidroz shall be eligible to receive a Quantitative Bonus in excess of the Target Bonus of up to 100% of her base salary if actual performance exceeds 100% of the Ceiling EBITDA, and a Quantitative Bonus below the Target Bonus may be payable if actual performance at least equals a minimum threshold established by the Committee. The Committee shall establish a threshold Adjusted EBITDA, a target Adjusted EBITDA and a ceiling Adjusted EBITDA for the Company’s performance in each year. For calendar 2025, the target Adjusted EBITDA shall be $65 million, the threshold Adjusted EBITDA shall be $50 million, and the ceiling Adjusted EBITDA shall be $80 million. If Adjusted EBITDA is between the threshold Adjusted EBITDA and the target Adjusted EBITDA, the Quantitative Bonus shall be a straight-line extrapolation between the threshold Adjusted EBITDA and the target Adjusted EBITDA based on actual Adjusted EBITDA. Similarly, if Adjusted EBITDA is between the target Adjusted EBITDA and the ceiling Adjusted EBITDA, the Quantitative Bonus shall be a straight-line extrapolation between the target Adjusted EBITDA and the ceiling Adjusted EBITDA based on actual Adjusted EBITDA.
■	The Qualitative Bonus is an amount equal to up to 30% of Ms. Guidroz’s base salary for the applicable year upon her achievement of certain individual target performance goals set by the Committee each year.
●	Severance. If the Company terminates Ms. Guidroz’s employment without Cause, or Ms. Guidroz terminates her employment for Good Reason, then following her termination date, she shall be entitled to receive (a) cash severance in an amount equal to one-year’s base salary plus her target bonus; and (b) continued health, life and disability insurance coverage for the period set forth therein. Ms. Guidroz will also be entitled to any unpaid bonus amounts earned in the calendar year preceding the year of termination.
●	Change in Control. If the Company terminates Ms. Guidroz’s employment without Cause, or Ms. Guidroz terminates her employment for Good Reason, six months prior to or one year subsequent to a Change in Control, then following her termination date, she shall be entitled to receive (a) cash severance in an amount equal to one year’s base salary plus the higher of (i) the most recent annual bonus received, (ii) the average bonus received over the prior three years, and (iii) her target bonus; (b) any unpaid bonus amounts earned in the calendar year preceding the year of termination; (c) continued health, life and disability insurance coverage for the period set forth therein; and (d) each outstanding, unvested stock option or restricted stock grant held by Ms. Guidroz will vest and become exercisable in full, subject to the conditions of the Guidroz Employment Agreement.

The foregoing description of the Guidroz Employment Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	10.1	Employment Agreement, dated June 11, 2025, between Full House Resorts, Inc. and Lewis A. Fanger
	10.2	Employment Agreement, dated June 11, 2025, between Full House Resorts, Inc. and Elaine L. Guidroz
	99.1	Press Release of the Company dated July 15, 2025
	104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: July 15, 2025	/s/ Lewis A. Fanger
Lewis A. Fanger, President, Chief Financial Officer & Treasurer